UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2018

VERRA MOBILITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37979	81-3563824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 N. Alma School Road Mesa, Arizona (Address of principal executive offices)	85201 (Zip Code)

(480) 443-7000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the current report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on October 22, 2018 (the “Original Report”) by Verra Mobility Corporation (the “Company”), concerning the Company’s decision to engage Ernst & Young LLP as its independent registered public accounting firm following the dismissal KPMG LLP (“KPMG”) to update the Items 4.01 and 9.01 disclosure contained in the Original Report to file KPMG’s letter to the SEC furnished to the Company on October 25, 2018 in response the Original Report. Except as specifically described above, (i) this Amendment does not reflect events occurring subsequent to the filing of the Original Report and (ii) no other substantive changes have been made to the disclosure set forth in the Original Report.

Item 4.01 Changes in Registrant’s Certifying Accountant.

As previously disclosed in the Original Report, on October 17, 2018, the audit committee of the Company’s board of directors approved a resolution appointing Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ended December 31, 2018, replacing KPMG LLP, which was dismissed from its role as the Company’s independent registered public accounting firm, effective immediately.

Neither of KPMG LLP’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2017 and 2016 contained an adverse opinion or a disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope or accounting principles.  Additionally, at no point during the fiscal years ended December 31, 2017 and 2016 and the subsequent interim period through October 17, 2018 were there any (a) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, or (b) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KPMG LLP with a copy of the foregoing disclosure and has requested that KPMG LLP furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules.  A copy of KPMG LLP’s letter to the SEC, dated October 25, 2018, is filed as Exhibit 16.1 to this Amendment.

During the fiscal years ended December 31, 2017 and 2016 and the subsequent interim period through the Closing Date, the Company did not consult with E&Y regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

EXHIBIT INDEX

Exhibit Number	Description

2.1+

Merger Agreement, dated as of June 21, 2018, by and among Gores Holdings II, Inc., AM Merger Sub I, Inc., AM Merger Sub II, LLC, Greenlight Holding II Corporation and PE Greenlight Holdings, LLC, in its capacity as the Stockholder Representative (filed as Exhibit 2.1 to the Current Report on Form 8-K of the Company on June 21, 2018 and incorporated herein by reference).

2.2+

Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 23, 2018, by and among Gores Holdings II, Inc., Greenlight Holding II Corporation and the other parties thereto (filed as Exhibit 2.2 to the Current Report on Form 8-K of the Company on August 24, 2018 and incorporated herein by reference).

2.3+*

Unit Purchase Agreement, dated February 3, 2018, by and among ATS Consolidated, Inc., Greenlight Holding II Corporation, Greenlight Holding Corporation, HTA Holdings, Inc., Greater Horizons, David Centner and Leila Centner.

2.4+*	Share Purchase Agreement, dated April 6, 2018, by and among ATS Consolidated, Inc., Greenlight Holding II Corporation, EPC Holdco Limited and Watrium AS.

3.1*	Amended and Restated Certificate of Incorporation of Verra Mobility Corporation.

3.2*	Amended and Restated Bylaws of Verra Mobility Corporation.

4.1

Specimen Class A Common Stock Certificate (filed as Exhibit 4.2 to the Registration Statement on Form S-1 (File No. 333-215033) of the Company on December 9, 2016 and incorporated herein by reference).

4.2	Specimen Warrant Certificate (filed as Exhibit 4.3 to the Registration Statement on Form S-1 (File No. 333-215033) of the Company on December 9, 2016 and incorporated herein by reference).

4.3

Warrant Agreement, dated January 12, 2017, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (filed as Exhibit 4.1 to the Current Report on Form 8-K of the Company on January 19, 2017 and incorporated herein by reference).

10.1	Form of Subscription Agreement (filed as Exhibit 10.1 to the Current Report on Form 8-K of the Company on June 21, 2018 and incorporated herein by reference).

10.2*

Amended and Restated Registration Rights Agreement dated October 17, 2018, by and among Verra Mobility Corporation, Gores Sponsor II LLC, Randall Bort, William Patton, Jeffrey Rea and the stockholders of Greenlight Holding II Corporation.

10.3*	Investor Rights Agreement dated October 17, 2018, by and among Verra Mobility Corporation and PE Greenlight Holdings, LLC.

10.4*

Tax Receivable Agreement dated October 17, 2018, by and among Verra Mobility Corporation, the persons identified as “Stockholders” on Schedule 1 thereto, and PE Greenlight Holdings, LLC, solely in its capacity as the stockholders’ representative thereunder.

10.5*

Revolving Credit Agreement dated as of March 1, 2018 among Greenlight Acquisition Corporation, ATS Consolidated Inc., each of the other borrowers party thereto, the lenders party thereto and Bank of America, N.A. as Administrative Agent and Collateral Agent.

10.6*

First Lien Term Loan Credit Agreement dated as of March 1, 2018 among Greenlight Acquisition Corporation, ATS Consolidated, Inc., American Traffic Solutions, Inc., Lasercraft, Inc., the lenders party thereto and Bank of America, N.A. as Administrative Agent and Collateral Agent.

Exhibit Number	Description

10.7*

Amendment No. 1 to Revolving Credit Agreement dated as of July 24, 2018 among Greenlight Acquisition Corporation, Verra Mobility Corporation (f/k/a ATS Consolidated Inc.), each of the other borrowers party thereto, the lenders party thereto and Bank of America, N.A. as Administrative Agent and Collateral Agent.

10.8*

Amendment No. 1 to First Lien Term Loan Credit Agreement dated as of July 24, 2018 among Greenlight Acquisition Corporation, Verra Mobility Corporation (f/k/a ATS Consolidated, Inc.), American Traffic Solutions, Inc., Lasercraft, Inc., the lenders party thereto and Bank of America, N.A. as Administrative Agent and Collateral Agent.

10.9#*	Employee Offer Letter by and between American Traffic Solutions, Inc. and David Roberts, dated June 27, 2014.

10.10#*	Offer Letter Revision by and between American Traffic Solutions, Inc. and David Roberts, dated as of December 22, 2014.

10.11#*	Employee Offer Letter by and between American Traffic Solutions, Inc. and Patricia Chiodo, dated May 15, 2015.

10.12#*	Offer Letter Revision by and between American Traffic Solutions, Inc. and Patricia Chiodo, dated as of June 1, 2015.

10.13#*	Employee Offer Letter by and between American Traffic Solutions, Inc. and Vincent Brigidi, dated September 30, 2014.

10.14#*	Revisions to Employment Terms by and between American Traffic Solutions, Inc. and Vincent Brigidi, dated as of February 29, 2016.

10.15#*	2017 Leadership Bonus Plan.

10.16#*	2018 Annual Incentive Bonus Plan.

10.17#*	Verra Mobility Corporation 2018 Equity Incentive Plan.

10.18#*	Form of Notice of Grant of Restricted Stock Unit and Agreement under the Verra Mobility Corporation 2018 Equity Incentive Plan.

10.19#*	Form of Notice of Grant of Restricted Stock Unit and Agreement for Non-U.S. Participants under the Verra Mobility Corporation 2018 Equity Incentive Plan.

10.20#*	Form of Greenlight Holding Corporation 2018 Participation Plan Termination Agreement.

10.21#	Form of Indemnity Agreement (filed as Exhibit 10.7 to the Registration Statement on Form S-1 (File No. 333-215033) of the Company on December 9, 2016 and incorporated herein by reference).

16.1	Letter from KPMG LLP to the Securities and Exchange Commission.

21.1*	Subsidiaries of the Registrant.

99.1*	Unaudited Pro Forma Condensed Combined Financial Statements of Verra Mobility Corporation and its subsidiaries.

+	The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon the request of the SEC in accordance with Item 601(b)(2) of Regulation S-K.
#	Management contract or compensatory plan or arrangement.
*	Filed as an exhibit to the Original Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2018	Verra Mobility Corporation

	By:	/s/ Patricia Chiodo
	Name:	Patricia Chiodo
	Title:	Chief Financial Officer

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